UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

First Keystone Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	000-21344	23-2249083
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

(570) 752-3671
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Symbol	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.07    Submission of Matters to a Vote of Security Holders

On May 8, 2025, First Keystone Corporation (the “Corporation”) held its Annual Meeting of Shareholders. A total of 6,218,781 shares of the Corporation’s common stock were entitled to vote as of March 7, 2024, the record date for the Annual Meeting. There were 4,157,348 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on two (2) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Class B Directors

The shareholders voted to elect four (4) Class A Directors to serve for a term of three (3) years and until their successor is elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
John E. Arndt	3,144,341	102,481	910,526
Whitney B. Holloway	2,826,581	420,241	910,526
Jack W. Jones Nancy J. Marr	3,138,460 3,083,871	108,362 162,951	910,526 910,526

Proposal No. 2 – Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2025

The shareholders voted to ratify the selection of Baker Tilly US, LLP as the Corporation’s independent registered public accounting firm for the fiscal year 2025. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,863,413	255,020	38,915	0

ITEM 7.01    Regulation FD Disclosure

On May 8, 2025, members of management gave presentations at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: May 13, 2025	/s/ Jack W. Jones
Jack W. Jones
President & Chief Executive Officer